Exhibit 99.2

                   Termination of Purchase and Sale Agreement

      Reference is made to the Purchase and Sale Agreement, dated as of September 28, 2001, among Albany International Corp., Geschmay Corp., Albany International Research Co., Albany International Techniweave, Inc., Albany International Canada Inc., M&I Door Systems Ltd. and Albany International Receivables Corporation (as amended, the "Purchase and Sale Agreement").

      Capitalized terms used and not defined herein have the respective meanings set forth in the Purchase and Sale Agreement.

      In consideration of the Originators' payments to Buyer on the date hereof of the respective amounts indicated in Exhibit A attached hereto, (i) the Buyer hereby sells, transfers and conveys to each Originator the outstanding receivables originated by such Originator and heretofore purchased by Buyer,
(ii) the undersigned hereby terminate the Purchase and Sale Agreement, which will have no further force or effect, and (iii) the Originators agree that the Limited Guaranty delivered by Albany International Corp., guarantying the obligations of the Buyer under the Purchase and Sale Agreement, is hereby terminated and will have no further force or effect.

Dated:  September 20, 2006

ALBANY INTERNATIONAL CORP.                     GESCHMAY CORP.

By: /s/ Charles J. Silva, Jr.                  By: /s/ Charles J. Silva, Jr.
    ----------------------------                   ----------------------------
    Charles J. Silva, Jr. , VP & Gen. Counsel      Charles J. Silva, Jr., VP &
                                                   Secretary

ALBANY INTERNATIONAL                           ALBANY INTERNATIONAL TECHNIWEAVE,
 RESEARCH CO.                                   INC.
By: /s/ Charles J. Silva, Jr.                  By: /s/ Charles J. Silva, Jr.
    -----------------------------                  -----------------------------
    Charles J. Silva, Jr., Vice President          Charles J. Silva, Jr.,
                                                   Secretary

ALBANY INTERNATIONAL                           M&I DOOR SYSTEMS LTD.
 CANADA CORP.
By: /s/ Charles J. Silva, Jr.                  By: /s/ Charles J. Silva, Jr.
    -----------------------------                  ----------------------------
    Charles J. Silva, Jr., VP & Secretary          Charles J. Silva, Jr., VP &
                                                   Secretary

ALBANY INTERNATIONAL RECEIVABLES
 CORPORATION

By: /s/ David C. Michaels
    -------------------------
    David C. Michaels, President & Treasurer

                                    EXHIBIT A
                                    ---------

-------------------------------------------------------------------------------------------------------------
                                                                    (2)
                                                          Portion of Total Payment
                                                          effected by cancellation
                                            (1)             of debt owed to that          Net Cash Payment
           Originator                  Total Payment      Originator by the Buyer           [(1) - (2)]
-------------------------------------------------------------------------------------------------------------
Albany International Corp.         38,025,012             14,819,961                  23,205,051
-------------------------------------------------------------------------------------------------------------
Geschmay Corp.                     2,291,976              -40,347                     2,332,323
-------------------------------------------------------------------------------------------------------------
Albany International Research Co.  0                      0                           0
-------------------------------------------------------------------------------------------------------------
Albany International               2,416,663              511,863                     1,904,800
Techniweave, Inc.
-------------------------------------------------------------------------------------------------------------
Albany International Canada Inc.   14,253,409             2,802,279                   11,451,130
-------------------------------------------------------------------------------------------------------------
M&I Door Systems Ltd.              1,068,923              294,334                     774,589
-------------------------------------------------------------------------------------------------------------